UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2026

Commission	Registrant; State of Incorporation;			I.R.S. Employer
File Number	Address; and Telephone Number			Identification No.

1-3141	JERSEY CENTRAL POWER & LIGHT COMPANY			21-0485010
	(A	New Jersey	Corporation)
	300 Madison Avenue
	Morristown	NJ	07962
	Telephone	(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On June 2, 2026, Jersey Central Power & Light Company (the “Registrant” or “JCP&L”) issued a news release announcing that it is extending the expiration date for its offer to exchange up to (i) $350 million aggregate principal amount of its outstanding 4.150% Senior Notes due 2029, (ii) $500 million aggregate principal amount of its outstanding 4.400% Senior Notes due 2031 and (iii) $500 million aggregate principal amount of its outstanding 5.150% Senior Notes due 2036 for a like principal amount of each of the Company’s (i) 4.150% Senior Notes due 2029, (ii) 4.400% Senior Notes due 2031 and (iii) 5.150% Senior Notes due 2036 registered under the Securities Act of 1933, as amended, from June 1, 2026 to June 15, 2026.

A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Discussion of Forward-Looking Statements About JCP&L

Statements in this document and the attached news release regarding JCP&L that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the Registrant’s business, results, financial position, liquidity, and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, JCP&L undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see JCP&L’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Cautionary Note Regarding Forward-Looking Statements set forth in these filings and any updates to such risk factors and Cautionary Note Regarding Forward-Looking Statements contained in any subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Jersey Central Power & Light Company news release dated June 2, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

June 2, 2026

JERSEY CENTRAL POWER & LIGHT COMPANY
Registrant

By:	/s/ Teresa Reed
Teresa Reed Vice President, State Finance and Regulatory